Date:  January 15, 2010

Sinobiopharma, Inc.
8 Zhong Tian Road
Nantong City, Jiangsu Province
People’s Republic of China 226009

Re:  Subscription Agreement

Dear Sirs:

This agreement sets forth the terms on which the undersigned (the “Subscriber”) agrees to purchase shares (the “Shares”) of common stock, par value $0.0001 per share (“Common Stock”) of Sinobiopharma, Inc., a Nevada corporation, at a purchase price per Share of $0.10 (the “Purchase Price per Share”).

In consideration of the mutual covenants and agreements set forth herein, the Company and the Subscriber hereby agree as follows:

1.           The Subscriber hereby agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, the number of Shares set forth on the signature page of this Agreement at the Purchase Price per Share.  The total purchase price (the “Purchase Price”) for the Shares subscribed for by the Subscriber is set forth on the signature page of this Agreement.

2.           Payment of the Purchase Price shall be made by wire transfer in accordance by wire transfer in accordance with the instructions from the Company.   The Company will have the Shares issued within 5 business days after its receipt of payment of the Purchase Price.

3.           The Company is offering a maximum of 15,000,000 shares of Common Stock at the Purchase Price per Share on a best efforts basis, with no minimum number of Shares being sold.  As a result, the Subscriber understands that it is possible that the Company will not receive any proceeds from the sale of Shares other than the purchase price of the Shares previously sold by the Company, if any, and the Purchase Price of the Shares being purchased by the Subscriber. The Company may offer the Shares during the Subscription Period.  The Subscription Period is the period ending on January 15, 2010, which date may be extended by the Company on one or more occasions, for a maximum of 30 additional days.

4.           The Subscriber understands and agrees that, after the Company’s receipt of this Agreement, the Company will review the Subscriber’s eligibility and will determine whether to accept or reject this subscription in whole or in part.  The Company may determine to reject this subscription in whole or in part in its sole and absolute discretion.  If this subscription is accepted in whole, then the Company will issue the Shares subscribed for to the Subscriber.  If this subscription is rejected in whole, this Agreement and any other subscription materials will be promptly returned to the Subscriber and the Subscriber’s subscription payment will be refunded to the Subscriber without interest.  In that event, the Subscriber and the Company will have no further rights or claims against each other by virtue of this Agreement.  If this subscription is accepted in part and rejected in part, the Company is authorized to amend this Agreement to reflect the number of Shares for which this subscription is accepted, and the Company will issue the Shares as to which this subscription is accepted.  The Company reserves the right to terminate this offering at any time.

5.           The Company hereby represents, warrants, covenants and agrees to the Subscriber that:

(a)           Organization and Qualification. The Company and each of its subsidiaries (each a “Subsidiary” and collectively, the “Subsidiaries”) is an entity incorporated or otherwise organized and validly existing under the laws of its jurisdiction of incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.

(b)           Authorization; Enforcement. The Company has the requisite corporate power and authority to execute and deliver this Agreement, to issue the Shares, and to execute and deliver any other instrument or document delivered or to be delivered pursuant to this Agreement (collectively, the “Transaction Documents” and each, a “Transaction Document”) and to enter into and to consummate the transactions contemplated by each of the Transaction Documents (including the issuance and sale of the Shares) and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company or its stockholders in connection therewith. The Company has provided to the Subscriber a copy of the action in writing by the Company’s board of directors approving this sale of the Shares.  Each Transaction Document, including this Agreement, has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except where enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles.

(c)           Due Authorization.  The Shares, when issued upon payment of the Purchase Price, and the shares of common stock, par value $0.0001 per share (“Common Stock”), issuable upon conversion of the Shares, when issued upon such conversion, will be duly and validly authorized and issued, fully paid and non-assessable.

(d)           No Conflicts. The execution, delivery and performance of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate of incorporation or bylaws; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected; (iii) to the Company’s knowledge, conflict with, or result in or constitute any violation of, any award, decision, judgment, decree, injunction, writ, order, subpoena, ruling, verdict or arbitration award (each an “Order”) entered, issued, made or rendered by any federal, state, local or foreign government or any other Governmental Entity (as defined below), or any Law (as defined below), applicable to the Company or any of its Subsidiaries, or to any of their respective properties or assets, or to any shares; (iv) result in the creation or imposition of (or the obligation to create or impose) any Lien on any of the properties or assets of the Company or any of the Subsidiaries; or (v) conflict with, or result in or constitute any violation of, or result in the termination, suspension or revocation of, any Authorization (as defined below) applicable to the Company or any of the Subsidiaries, or to any of their respective properties or assets, or to any of the Shares, or result in any other impairment of the rights of the holder of any such Authorization; except in the case of each of clauses (ii), (iii), (iv) and (v), such as would not, individually or in the aggregate, have or reasonably be expected to result in a (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(e)           Filings, Consents and Approvals. Assuming the accuracy of the representations of the Subscriber set forth in Section 6 hereof, no registration (including any registration under the Securities Act) or filing with, or any notification to, or any approval, permission, consent, ratification, waiver, authorization, order, finding of suitability, permit, license, franchise, exemption, certification or similar instrument or document (each, an “Authorization”) of or from, any U.S. or PRC court, arbitral tribunal, arbitrator, administrative or regulatory agency or commission or other governmental or regulatory authority, agency or governing body, domestic or foreign, including without limitation any Trading Market (each, a “Governmental Entity”), or any other person, or under any statute, law, ordinance, rule, regulation or agency requirement of any Governmental Entity, (each, a “Law”), on the part of the Company is required in connection with the execution or delivery by the Company of the Transaction Documents or the performance by the Company of its obligations under each of the Transaction Documents (including, the offer and sale of the Shares by the Company to the Subscriber hereunder) except (i) as would not have a Material Adverse Effect on the Company or its performance of its obligations under the Transaction Documents, (ii) Form D and blue sky filings, if required, and (iii) the filings contemplated by the Transaction Documents.

(f)           Exemption from Registration. The offer, offer for sale, and sale of the Shares has not been registered with the Commission.  The Shares are being offered for sale and sold in reliance upon the exemptions from the registration provided by Section 506 or by Regulation S of the Commission under the Securities Act, it being understood that the Company will be relying upon the representations of the Subscriber and the other subscribers in claiming such exemption.

(g)           SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, since January 1, 2009 (the foregoing materials, including the exhibits thereto (together with any materials filed by the Company under the Exchange Act, whether or not required), being collectively referred to herein as the “SEC Reports”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension other than reports that failure to file of which would not affect the ability of the holder of the Company’s restricted Common Stock to sell such shares pursuant to Rule 144 of the Securities and Exchange Commission (the “Commission”) under the Securities Act after satisfying all applicable holding periods. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

(h)           Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not altered its method of accounting, (iii) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (iv) the Company has not issued any equity securities to any officer, director or affiliate, as defined in Rule 144(a)(1) of the Commission under the Securities Act (“Affiliate”), except pursuant to existing Company equity incentive plans, stock option plans, stock option agreements, restricted stock agreements, stock ownership plans or dividend reinvestment plans or as otherwise disclosed in the SEC Reports. The Company does not have pending before the Commission any request for confidential treatment of information.

(i)           Litigation. There are no actions, suits, inquiries, notices of violation, proceedings or investigations pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or (ii) would have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the Company’s knowledge, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current director or officer of the Company or any person who served in such capacity since January 1, 2009. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(j)           Taxes. Each of the Company and the Subsidiaries has filed all necessary material federal, state and foreign income and franchise tax returns and has paid or accrued all material taxes shown as due thereon, and neither the Company nor any of its Subsidiaries has knowledge of a tax deficiency which has been or might be asserted or threatened against it which could reasonably be expected to result in a Material Adverse Effect.

(k)           Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, could result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) to the Company’s knowledge, is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, kickbacks and false claims in healthcare programs, occupational health and safety, product quality and safety and employment, labor matters, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the SEC Reports, the Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder promulgated by the Commission, except where such noncompliance would not have or reasonably be expected to result in a Material Adverse Effect.

(l)           Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(m)           Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Subscriber shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement other than such fees as may result from actions on the part of the Subscriber.

(n)           Disclosure. All disclosure provided to the Subscribers regarding the Company, its business and the transactions contemplated hereby, taken together, are complete, true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

6.           The Subscriber hereby represents, warrants, covenants and agrees as follows:

(a)           The Subscriber understands that the offer and sale of the Shares is being made only by means of this Agreement.  The Subscriber understands that the Company has not authorized the use of, and the Subscriber confirms that he is not relying upon, any other information, written or oral, other than material contained in this Agreement and in material that has been publicly filed by the Company with the Securities and Exchange Commission (the “Commission”).  The Subscriber is aware that the purchase of the Shares involves a high degree of risk and that the Subscriber may sustain, and has the financial ability to sustain, the loss of his entire investment, understands that no assurance can be given that the Company will be profitable in the future, that the Company may need additional financing and that the failure of the Company to raise additional funds when required may have a material adverse effect upon its business.  The Subscriber understands that he is presently unable to publicly sell the Shares pursuant to Rule 144 of the Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and that his ability to sell the Shares in the public market is limited as provided in said Rule 144.  The Subscriber understands that there is no active market in the Common Stock and the Company is not giving any assurance that an active market will ever develop for the Common Stock, as a result of which the Subscriber may have difficulty in selling the Shares if and when he may sell the Shares pursuant to Rule 144 or any similar successor rule.  Furthermore, in subscribing for the Shares, the Subscriber acknowledges that he is not relying upon any projections or any statements of any kind relating to future revenue, earnings, operations or cash flow or acquisitions in purchasing the Shares.

(b)           The Subscriber represents to the Company that the Subscriber is an accredited investor within the meaning of Rule 501 of the Commission under the Securities Act and she understands the meaning of the term “accredited investor.”  The Subscriber further represents that the Subscriber has such knowledge and experience in financial and business matters as to enable the Subscriber to understand the nature and extent of the risks involved in purchasing the Shares.  The Subscriber is fully aware that such investments can and sometimes do result in the loss of the entire investment.  The Subscriber has engaged his own counsel and accountants to the extent that he deems it necessary.

(c)           The Subscriber is not acquiring the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of the Shares pursuant to registration thereof under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements.

(d)           The Subscriber acknowledges and agrees that none of the Shares have been registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case in accordance with applicable state securities laws.

(e)           The Subscriber acknowledges and agrees that the Issuer will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and in accordance with applicable state and provincial securities laws.

(f)           The Subscriber represents and warrants that no broker or finder was involved directly or indirectly in connection with his or her purchase of the Shares pursuant to this Agreement. The Subscriber shall indemnify the Issuer and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Subscriber’s warranty contained in this Paragraph 5(f).

(g)           The Subscriber understands that he or she has no registration rights with respect to the Shares.

(h)           The Subscriber is not a citizen or resident of the United States.

(i)           The Subscriber is acquiring the Shares for his or her own account, for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons, and no other person has a direct or indirect beneficial interest in such Shares;

(j)           The Subscriber is not an underwriter of, or dealer in, the common stock of the Issuer, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares.

(k)           The Subscriber was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

(l)           No person has made to the Subscriber any written or oral representations:

(i)           that any person will resell or repurchase any of the Shares;

(ii)           that any person will refund the purchase price of any of the Shares;

(iii)           as to the future price or value of any of the Shares; or

(iv)           that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Issuer on any stock exchange or automated dealer quotation system.

(m)           The Subscriber will not transfer any Shares except in compliance with all applicable federal and state securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to the Company as to the availability of any exemption.

(n)           The Subscriber represents and warrants that the address set forth on the signature page is his true and correct address, and understands that the Company will rely on this representation.

(o)           The Subscriber is not an associate of a registered broker-dealer.

(p)           If the Subscriber is a corporation, partnership, trust or other entity, the Subscriber represents and that (i) it is authorized and otherwise duly qualified to purchase and hold the Shares; (ii) this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the Subscriber, and (iii) the individual who executed this Agreement on behalf of the Subscriber is authorized to do so.

(q)           The Subscriber acknowledges that the Company has made no representation or warranties except as expressly set forth in this Agreement.

7.           The proceeds from the sale of the Shares will be used for working capital and other corporate purposes.

8.           All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger against receipt thereof or sent by registered or certified mail (air mail if overseas), return receipt requested or by telecopier if receipt of transmission is confirmed by the recipient or if transmission is confirmed by mail as provided in this Section 8.  Notices shall be deemed to have been received on the date of receipt.  Notices shall be sent to the Company at Sinobiopharma, Inc. at the address set forth as the beginning of this Agreement to the attention of the person executing this Agreement on behalf of the Company and to the Subscriber at his address and telecopier number set forth on the records of the Company.  A copy of any notice to the Company shall be sent to Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd floor, New York, New York 10006, Attention Gregory Sichenzia, telecopier: (212) 930-9725, e-mail: gsichenzia@srff.com.  Either party may change the address or person to whom notice should be by notice given in the manner set forth in this Section 8.

9.           a)           This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent.  This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver.  No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

(b)           This Agreement and the rights of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.  Each party hereby (i) consent to the exclusive jurisdiction of the United States District Court for the Southern District of New York and state courts of the State and County of New York in any action relating to or arising out of this Agreement, (ii) agrees that any process in any such action may be served upon it either (x) by certified or registered mail, return receipt requested, or by hand delivery or overnight courier service which obtains evidence of delivery, with the same full force and effect as if personally served upon such party in New York City or (y) any other manner of service permitted by law, and (iii) waives any claim that the jurisdiction of any such tribunal is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereto. The parties executing this Agreement and other Transaction Documents agree to waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

(c)           In the event that any provision of this Agreement or any other Transaction Document is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative only to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(d)           This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

(e)           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

(f)           The various representations, warranties, and covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Shares.

Please confirm your agreement with the foregoing by signing this Agreement where indicated.

[Signature on next page]

Number of Shares Subscribed for: ______________ Total Purchase Price: $______________	Very truly yours, ________________________________ [Name of Subscriber] By:______________________________ Name: Title:

The undersigned is an accredited investor pursuant to Item ____ of Exhibit A.

Address: ______________________________________________________

Telecopier Number: __________________________

e-mail: ____________________________________

Social Security or Taxpayer ID No.: ___________________________

Accepted this _____ day of January, 2010

SINOBIOPHARMA, INC.

By: ______________________________
Name:  Lequn Huang
Title:   Chief Executive Officer

This subscription is accepted for the full amount subscribed for unless a lesser amount is set forth below.

Amount Accepted: $ _____________________

Exhibit A

Accredited Investors

A Subscriber who meets any one of the following tests is an accredited investor:

(a)           The Subscriber is an individual who has a net worth, or joint net worth with the Subscriber’s spouse, of at least $1,000,000.

(b)           The Subscriber is an individual who had individual income of more than $200,000 (or $300,000 jointly with the Subscriber’s spouse) for the past two years, and the Subscriber has a reasonable expectation of having income of at least $200,000 (or $300,000 jointly with the Subscriber’s spouse) for the current year.

(c)           The Subscriber is an officer or director of the Company.

(d)           The Subscriber is a bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

(e)           The Subscriber is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

(f)           The Subscriber is an insurance company as defined in section 2(13) of the Securities Act.

(g)           The Subscriber is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

(h)           The Subscriber is a small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

(i)           The Subscriber is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(j)           The Subscriber is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

(k)           The Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(l)           The Subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

(m)           The Subscriber is an entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor).

If an individual investor qualifies as an accredited investor, such individual may purchase the Shares in the name of his or her individual retirement account (“IRA”).